SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                             -----------------


                                  Form 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                       Commission File Number 1-14761

                             -----------------

                    February 1, 2002 (January 30, 2002)
              Date of Report (Date Of Earliest Event Reported)


                       Gabelli Asset Management Inc.
           (Exact name of Registrant as specified in its charter)


         New York                                             13-4007862
(State or Other Jurisdiction of                           (IRS Employer
Incorporation or Organization)                            Identification No.)


One Corporate Center, Rye, New York                        10580
(Address of Principal Executive Office)                   (Zip Code)


                               (914) 921-3700
            (Registrant's telephone number, including area code)


                                    None
    (Former name, former address and former fiscal year, if applicable)




Item 5.  Other Events.


                  Earnings Release. On January 30, 2002, we reported our 2001 fourth quarter results and our 2001 full year results, which are discussed in more detail in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit

Exhibit
   No.                  Description
-------                 -----------

99.1                    Press Release issued by Gabelli Asset Management Inc.
                        dated January 30, 2002.




                                 SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                                            GABELLI ASSET MANAGEMENT INC.


                                            By: /s/ Robert S. Zuccaro
                                               --------------------------------
                                                    Robert S. Zuccaro
                                                    Vice President and
                                                    Chief Financial Officer


Date:  February 1, 2002




                       GABELLI ASSET MANAGEMENT INC.
                         CURRENT REPORT ON FORM 8-K
              Report Dated February 1, 2002 (January 30, 2002)


                               EXHIBIT INDEX



Exhibit
  No.                    Description
-------                  -----------

99.1                     Press Release issued by Gabelli Asset Management Inc.
                         dated January 30, 2002.